Exhibit 99.2

Year ended December 31, 2024

Supplemental Information of Gulfport Energy

Production Volumes by Asset Area : Quarter ended, December 31, 2024

Production Volumes

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023
Natural gas (Mcf/day)
Utica & Marcellus	790,745	795,776
SCOOP	167,330	181,044
Total	958,075	976,820
Oil and condensate (Bbl/day)
Utica & Marcellus	3,800	1,116
SCOOP	1,429	2,382
Total	5,229	3,498
NGL (Bbl/day)
Utica & Marcellus	3,875	1,991
SCOOP	7,129	8,932
Total	11,004	10,923
Combined (Mcfe/day)
Utica & Marcellus	836,798	814,415
SCOOP	218,674	248,926
Total	1,055,472	1,063,341

Totals may not sum or recalculate due to rounding.

Production Volumes by Asset Area : Year ended, December 31, 2024

Production Volumes

	Year Ended December 31, 2024	Year Ended December 31, 2023
Natural gas (Mcf/day)
Utica & Marcellus	810,242	765,556
SCOOP	157,391	194,187
Total	967,633	959,743
Oil and condensate (Bbl/day)
Utica & Marcellus	2,314	698
SCOOP	1,672	3,035
Total	3,986	3,733
NGL (Bbl/day)
Utica & Marcellus	2,928	2,346
SCOOP	7,503	9,672
Total	10,431	12,018
Combined (Mcfe/day)
Utica & Marcellus	841,695	783,822
SCOOP	212,441	270,429
Total	1,054,136	1,054,251

Totals may not sum or recalculate due to rounding.

Production and Pricing : Quarter ended, December 31, 2024

The following table summarizes production and related pricing for the quarter ended December 31, 2024, as compared to such data for the quarter ended December 31, 2023:

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023
Natural gas sales
Natural gas production volumes (MMcf)	88,143	89,867
Natural gas production volumes (MMcf) per day	958	977
Total sales	$221,554	$212,631
Average price without the impact of derivatives ($/Mcf)	$2.51	$2.37
Impact from settled derivatives ($/Mcf)	$0.48	$0.54
Average price, including settled derivatives ($/Mcf)	$2.99	$2.91

Oil and condensate sales
Oil and condensate production volumes (MBbl)	481	322
Oil and condensate production volumes (MBbl) per day	5	3
Total sales	$31,294	$23,642
Average price without the impact of derivatives ($/Bbl)	$65.05	$73.47
Impact from settled derivatives ($/Bbl)	$0.70	$(3.32)
Average price, including settled derivatives ($/Bbl)	$65.75	$70.15

NGL sales
NGL production volumes (MBbl)	1,012	1,005
NGL production volumes (MBbl) per day	11	11
Total sales	$31,985	$26,782
Average price without the impact of derivatives ($/Bbl)	$31.59	$26.65
Impact from settled derivatives ($/Bbl)	$(0.61)	$2.72
Average price, including settled derivatives ($/Bbl)	$30.98	$29.37

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	97,103	97,827
Natural gas equivalents (MMcfe) per day	1,055	1,063
Total sales	$284,833	$263,055
Average price without the impact of derivatives ($/Mcfe)	$2.93	$2.69
Impact from settled derivatives ($/Mcfe)	$0.43	$0.51
Average price, including settled derivatives ($/Mcfe)	$3.36	$3.20

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.20	$0.17
Average taxes other than income ($/Mcfe)	$0.08	$0.08
Average transportation, gathering, processing and compression ($/Mcfe)	$0.91	$0.91
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.19	$1.16

Production and Pricing : Year ended, December 31, 2024

The following table summarizes production and related pricing for the year ended December 31, 2024, as compared to such data for the year ended December 31, 2023:

	Year Ended December 31, 2024	Year Ended December 31, 2023
Natural gas sales
Natural gas production volumes (MMcf)	354,154	350,306
Natural gas production volumes (MMcf) per day	968	960
Total sales	$714,160	$831,812
Average price without the impact of derivatives ($/Mcf)	$2.02	$2.37
Impact from settled derivatives ($/Mcf)	$0.80	$0.42
Average price, including settled derivatives ($/Mcf)	$2.82	$2.79

Oil and condensate sales
Oil and condensate production volumes (MBbl)	1,459	1,363
Oil and condensate production volumes (MBbl) per day	4	4
Total sales	$101,589	$99,854
Average price without the impact of derivatives ($/Bbl)	$69.64	$73.27
Impact from settled derivatives ($/Bbl)	$0.11	$(2.53)
Average price, including settled derivatives ($/Bbl)	$69.75	$70.74

NGL sales
NGL production volumes (MBbl)	3,818	4,386
NGL production volumes (MBbl) per day	10	12
Total sales	$112,855	$119,717
Average price without the impact of derivatives ($/Bbl)	$29.56	$27.29
Impact from settled derivatives ($/Bbl)	$(0.56)	$2.07
Average price, including settled derivatives ($/Bbl)	$29.00	$29.36

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	385,814	384,802
Natural gas equivalents (MMcfe) per day	1,054	1,054
Total sales	$928,604	$1,051,383
Average price without the impact of derivatives ($/Mcfe)	$2.41	$2.73
Impact from settled derivatives ($/Mcfe)	$0.73	$0.40
Average price, including settled derivatives ($/Mcfe)	$3.14	$3.13

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.18	$0.18
Average taxes other than income ($/Mcfe)	$0.08	$0.09
Average transportation, gathering, processing and compression ($/Mcfe)	$0.91	$0.91
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.17	$1.17

Totals may not sum or recalculate due to rounding.

Consolidated Statements of Income: Quarter ended, December 31, 2024

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023
REVENUES:
Natural gas sales	$221,554	$212,631
Oil and condensate sales	31,294	23,642
Natural gas liquid sales	31,985	26,782
Net (loss) gain on natural gas, oil and NGL derivatives	(44,960)	226,053
Total revenues	239,873	489,108
OPERATING EXPENSES:
Lease operating expenses	19,269	17,004
Taxes other than income	7,626	7,868
Transportation, gathering, processing and compression	88,189	88,748
Depreciation, depletion and amortization	84,322	80,968
Impairment of oil and natural gas properties	342,727	—
General and administrative expenses	12,129	11,362
Accretion expense	602	665
Total operating expenses	554,864	206,615
(LOSS) INCOME FROM OPERATIONS	(314,991)	282,493
OTHER EXPENSE (INCOME):
Interest expense	13,955	14,667
Other, net	3,806	(7,490)
Total other expense	17,761	7,177
(LOSS) INCOME BEFORE INCOME TAXES	(332,752)	275,316
INCOME TAX (BENEFIT) EXPENSE:
Current	—	—
Deferred	(59,510)	29,585
Total income tax (benefit) expense	(59,510)	29,585
NET (LOSS) INCOME	(273,242)	245,731
Dividends on Preferred Stock	(937)	(1,122)
Participating securities - Preferred Stock	—	(35,629)
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(274,179)	$208,980
NET (LOSS) INCOME PER COMMON SHARE:
Basic	$(15.40)	$11.28
Diluted	$(15.40)	$11.13
Weighted average common shares outstanding—Basic	17,803	18,524
Weighted average common shares outstanding—Diluted	17,803	18,829

Consolidated Statements of Income: Year ended, December 31, 2024

(In thousands, except per share data)

(Unaudited)

	Year Ended December 31, 2024	Year Ended December 31, 2023
REVENUES:
Natural gas sales	$714,160	$831,812
Oil and condensate sales	101,589	99,854
Natural gas liquid sales	112,855	119,717
Net gain on natural gas, oil and NGL derivatives	29,527	740,319
Total revenues	958,131	1,791,702
OPERATING EXPENSES:
Lease operating expenses	70,112	68,648
Taxes other than income	29,737	33,717
Transportation, gathering, processing and compression	351,237	348,631
Depreciation, depletion and amortization	325,723	319,715
Impairment of oil and natural gas properties	373,214	—
General and administrative expenses	42,558	38,600
Restructuring costs	—	4,762
Accretion expense	2,307	2,782
Total operating expenses	1,194,888	816,855
(LOSS) INCOME FROM OPERATIONS	(236,757)	974,847
OTHER EXPENSE (INCOME):
Interest expense	59,982	57,069
Loss on debt extinguishment	13,388	—
Other, net	7,336	(27,982)
Total other expense	80,706	29,087
(LOSS) INCOME BEFORE INCOME TAXES	(317,463)	945,760
INCOME TAX BENEFIT:
Current	—	—
Deferred	(56,077)	(525,156)
Total income tax benefit	(56,077)	(525,156)
NET (LOSS) INCOME	(261,386)	1,470,916
Dividends on preferred stock	(4,230)	(4,840)
Participating securities - preferred stock	—	(212,360)
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(265,616)	$1,253,716
NET (LOSS) INCOME PER COMMON SHARE:
Basic	$(14.72)	$67.24
Diluted	$(14.72)	$66.46
Weighted average common shares outstanding—Basic	18,050	18,645
Weighted average common shares outstanding—Diluted	18,050	18,902

Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	December 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$1,473	$1,929
Accounts receivable—oil, natural gas, and natural gas liquids sales	155,942	122,479
Accounts receivable—joint interest and other	8,727	22,221
Prepaid expenses and other current assets	7,086	16,951
Short-term derivative instruments	58,085	233,226
Total current assets	231,313	396,806
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	3,349,805	2,904,519
Unproved properties	221,650	204,233
Other property and equipment	11,291	9,165
Total property and equipment	3,582,746	3,117,917
Less: accumulated depletion, depreciation, amortization and impairment	(1,564,475)	(865,618)
Total property and equipment, net	2,018,271	2,252,299
Other assets:
Long-term derivative instruments	6,003	47,566
Deferred tax asset	581,233	525,156
Operating lease assets	6,099	14,299
Other assets	22,778	31,487
Total other assets	616,113	618,508
Total assets	$2,865,697	$3,267,613

Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	December 31, 2024	December 31, 2023
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$298,081	$309,532
Short-term derivative instruments	41,889	21,963
Current portion of operating lease liabilities	5,538	12,959
Total current liabilities	345,508	344,454
Non-current liabilities:
Long-term derivative instruments	35,081	18,602
Asset retirement obligation	32,949	29,941
Non-current operating lease liabilities	561	1,340
Long-term debt	702,857	667,382
Total non-current liabilities	771,448	717,265
Total liabilities	$1,116,956	$1,061,719
Commitments and contingencies
Mezzanine equity:
Preferred stock - $0.0001 par value, 110.0 thousand shares authorized, 37.3 thousand and outstanding at December 31, 2024, and 44.2 thousand issued and outstanding at December 31, 2023	37,348	44,214
Stockholders’ equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 17.8 million issued and outstanding at December 31, 2024, and 18.3 million issued and outstanding at December 31, 2023	2	2
Additional paid-in capital	129,059	315,726
Common stock held in reserve, 0 shares at December 31, 2024, and 62.0 thousand shares at December 31, 2023	—	(1,996)
Retained earnings	1,582,332	1,847,948
Total stockholders’ equity	$1,711,393	$2,161,680
Total liabilities, mezzanine equity and stockholders’ equity	$2,865,697	$3,267,613

Consolidated Statement of Cash Flows: Quarter ended, December 31, 2024

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023
Cash flows from operating activities:
Net (loss) income	$(273,242)	$245,731
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depletion, depreciation and amortization	84,322	80,968
Impairment of oil and natural gas properties	342,727	—
Net loss (gain) on derivative instruments	44,960	(226,053)
Net cash receipts on settled derivative instruments	41,696	50,252
Deferred income tax (benefit) expense	(59,510)	29,585
Stock-based compensation expense	2,548	2,077
Other, net	1,806	1,778
Changes in operating assets and liabilities, net	(36,459)	(28,837)
Net cash provided by operating activities	148,848	155,501
Cash flows from investing activities:
Additions to oil and natural gas properties	(77,188)	(116,228)
Proceeds from sale of oil and natural gas properties	225	12
Other, net	21	(1,030)
Net cash used in investing activities	(76,942)	(117,246)
Cash flows from financing activities:
Principal payments on Credit Facility	(211,000)	(250,000)
Borrowings on Credit Facility	219,000	273,000
Debt issuance costs and loan commitment fees	(113)	(103)
Dividends on preferred stock	(937)	(1,122)
Repurchase of common stock under Repurchase Program	(41,323)	(46,408)
Repurchase of common stock under Repurchase Program - related party	(39,269)	(20,000)
Shares exchanged for tax withholdings	(8)	(16)
Other, net	(3)	(2)
Net cash used in financing activities	(73,653)	(44,651)
Net change in cash, cash equivalents and restricted cash	(1,747)	(6,396)
Cash and cash equivalents at beginning of period	3,220	8,325
Cash and cash equivalents at end of period	$1,473	$1,929

Consolidated Statement of Cash Flows: Year ended, December 31, 2024

(In thousands)

(Unaudited)

	Year Ended December 31, 2024	Year Ended December 31, 2023
Cash flows from operating activities:
Net (loss) income	$(261,386)	$1,470,916
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depletion, depreciation and amortization	325,723	319,715
Impairment of oil and natural gas properties	373,214	—
Loss on debt extinguishment	13,388	—
Net gain on derivative instruments	(29,527)	(740,319)
Net cash receipts on settled derivative instruments	282,637	152,199
Deferred income tax benefit	(56,077)	(525,156)
Stock-based compensation expense	10,958	9,480
Other, net	6,315	7,645
Changes in operating assets and liabilities, net	(15,212)	28,701
Net cash provided by operating activities	650,033	723,181
Cash flows from investing activities:
Additions to oil and natural gas properties	(454,098)	(537,360)
Proceeds from sale of oil and natural gas properties	225	2,659
Other, net	(2,120)	(2,526)
Net cash used in investing activities	(455,993)	(537,227)
Cash flows from financing activities:
Principal payments on Credit Facility	(1,036,000)	(998,000)
Borrowings on Credit Facility	956,000	971,000
Issuance of 2029 Senior Notes	650,000	—
Early retirement of 2026 Senior Notes	(524,298)	—
Premium paid on 2026 Senior Notes	(12,941)	—
Debt issuance costs and loan commitment fees	(14,933)	(7,068)
Dividends on preferred stock	(4,230)	(4,840)
Repurchase of common stock under Repurchase Program	(105,344)	(108,735)
Repurchase of common stock under Repurchase Program - related party	(79,133)	(40,430)
Shares exchanged for tax withholdings	(23,614)	(3,207)
Other, net	(3)	(4)
Net cash used in financing activities	(194,496)	(191,284)
Net change in cash and cash equivalents	(456)	(5,330)
Cash and cash equivalents at beginning of period	1,929	7,259
Cash and cash equivalents at end of period	$1,473	$1,929

2025E Guidance

Gulfport’s 2025 guidance assumes commodity strip prices as of January 27, 2025, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2025
	Low	High
Production
Average daily gas equivalent (MMcfe/day)	1,040	1,065
Average daily liquids production (MBbl/day)	18.0	20.5
% Gas	~89%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.20)	$(0.35)
NGL (% of WTI)	40%	50%
Oil (differential to NYMEX WTI) ($/Bbl)	$(5.50)	$(6.50)

Expenses
Lease operating expense ($/Mcfe)	$0.19	$0.22
Taxes other than income ($/Mcfe)	$0.08	$0.10
Transportation, gathering, processing and compression ($/Mcfe)	$0.93	$0.97
Recurring cash general and administrative(1,2) ($/Mcfe)	$0.12	$0.14

	Total
Capital expenditures (incurred)	(in millions)
Operated D&C	$335	$355
Maintenance leasehold and land	$35	$40
Total base capital expenditures	$370	$395

(1)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to the continued administration of our prior Chapter 11 filing.

(2)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport’s hedging positions as of February 20, 2025.

	1Q2025	2Q2025	3Q2025	4Q2025	Full Year 2025	Full Year 2026
Natural Gas Contract Summary:
Fixed Price Swaps
Volume (BBtupd)	263	270	270	270	268	200
Weighted Average Price ($/MMBtu)	$3.82	$3.82	$3.82	$3.82	$3.82	$3.64

Fixed Price Collars
Volume (BBtupd)	220	220	220	220	220	90
Weighted Average Floor Price ($/MMBtu)	$3.37	$3.37	$3.37	$3.37	$3.37	$3.35
Weighted Average Ceiling Price ($/MMBtu)	$4.23	$4.23	$4.23	$4.23	$4.23	$4.10

Fixed Price Calls Sold
Volume (BBtupd)	200	200	200	173	193	—
Weighted Average Price ($/MMBtu)	$5.76	$5.76	$5.76	$5.93	$5.80	$—

Basis Contract Summary:
Rex Zone 3 Basis
Volume (BBtupd)	110	110	110	110	110	80
Differential ($/MMBtu)	$(0.20)	$(0.20)	$(0.20)	$(0.20)	$(0.20)	$(0.18)

Tetco M2 Basis
Volume (BBtupd)	230	230	230	230	230	130
Differential ($/MMBtu)	$(0.96)	$(0.96)	$(0.96)	$(0.96)	$(0.96)	$(0.98)

NGPL TX OK Basis
Volume (BBtupd)	40	40	40	40	40	30
Differential ($/MMBtu)	$(0.29)	$(0.29)	$(0.29)	$(0.29)	$(0.29)	$(0.30)

TGP 500 Basis
Volume (BBtupd)	10	10	10	10	10	10
Differential ($/MMBtu)	$0.31	$0.31	$0.31	$0.31	$0.31	$0.54

Transco Station 85 Basis
Volume (BBtupd)	5	5	5	5	5	5
Differential ($/MMBtu)	$0.38	$0.38	$0.38	$0.38	$0.38	$0.52

Oil Contract Summary:
Fixed Price Swaps
Volume (Bblpd)	3,000	3,000	3,000	3,000	3,000	—
Weighted Average Price ($/Bbl)	$73.29	$73.29	$73.29	$73.29	$73.29	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	2,000	2,000	3,000	3,000	2,504	496
Weighted Average Price ($/Bbl)	$30.09	$30.09	$29.89	$29.89	$29.97	$29.51

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tools to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, adjusted free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to income (loss) less non-cash derivative loss (gain), impairment of oil and natural gas properties, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation expenses, restructuring costs, loss on debt extinguishment, other items which include items related to our Chapter 11 filing and other non-material expenses and the tax effect of the adjustments to net income.

Adjusted EBITDA is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, plus interest expense, deferred income tax expense (benefit), depreciation, depletion, amortization, impairment and accretion, non-cash derivative (gain) loss, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation, restructuring costs, loss on debt extinguishment and other items which include items related to our Chapter 11 filing and other non-material expenses.

Adjusted free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by operating activities but excluded from adjusted EBITDA less interest expense, capitalized expenses incurred and capital expenditures incurred excluding discretionary acreage acquisitions. Gulfport includes a adjusted free cash flow estimate for 2024. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in net cash provided by (used in) operating activities to arrive at adjusted free cash flow include interest expense, income taxes, capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing. Gulfport includes a recurring general and administrative expense estimate for 2024. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in general and administrative expense to arrive at recurring general and administrative expense include capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated. The non-GAAP measure recurring general and administrative expenses allows investors to compare Gulfport’s total general and administrative expenses, including capitalization, to peer companies that account for their oil and gas operations using the successful efforts method.

Adjusted Net Income: Quarter ended, December 31, 2024

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023

Net (Loss) Income (GAAP)	$(273,242)	$245,731

Adjustments:
Non-cash derivative loss (gain)	86,656	(175,801)
Impairment of oil and natural gas properties	342,727	—
Non-recurring general and administrative expense	963	409
Stock-based compensation expense	2,548	2,077
Other, net(1,2)	3,806	(7,490)
Tax effect of adjustments(3)	(78,082)	19,455
Adjusted Net Income (Non-GAAP)	$85,376	$84,381

(1)	For the three months ended December 31, 2024, “Other, net” included approximately $2.0 million related to changes in the Company’s legal reserves for certain litigation and regulatory proceedings. Additionally, “Other, net” included approximately $1.9 million as a result of a write-down of certain of its pipe inventory that the Company does not expect to utilize in its drilling and completion activities.

(2)	For the three months ended December 31, 2023, “Other, net” included $8.3 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization. For more discussion, refer to Note 1 of our consolidated financial statements included in our Annual Report on Form 10-K filing for the year ended December 31, 2024.

(3)	Deferred income taxes were approximately 18% and 11% for the three months ended December 31, 2024 and December 31, 2023, respectively.

Adjusted Net Income: Year ended, December 31, 2024

(In thousands)

(Unaudited)

	Year Ended December 31, 2024	Year Ended December 31, 2023

Net (Loss) Income (GAAP)	$(261,386)	$1,470,916

Adjustments:
Non-cash derivative loss (gain)	253,110	(588,120)
Impairment of oil and natural gas properties	373,214	—
Non-recurring general and administrative expense	2,524	2,844
Stock-based compensation expense	10,958	8,215
Restructuring costs	—	4,762
Loss on debt extinguishment	13,388	—
Other, net(1,2)	7,336	(27,982)
Tax effect of adjustments(3)	(116,650)	(525,156)
Adjusted Net Income (Non-GAAP)	$282,494	$345,479

(1)	For the year ended December 31, 2024, “Other, net” included approximately $4.9 million related to changes in the Company’s legal reserves for certain litigation and regulatory proceedings. Additionally, “Other, net” included approximately $1.9 million as a result of a write-down of certain of its pipe inventory that the Company does not expect to utilize in its drilling and completion activities.

(2)	For the year ended December 31, 2023, “Other, net” included a $26.1 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. For more discussion, refer to Note 1 of our consolidated financial statements included in our Annual Report on Form 10-K filing for the year ended December 31, 2024. Additionally, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.

(3)	Deferred income taxes were approximately 18% for the year ended December 31, 2024. For the year ended December 31, 2023, the Company’s effective tax rate was significantly impacted by the partial release of its valuation allowance during the third quarter of 2023. As a result, the Company adjusted the total impact of the deferred income tax benefit from its adjusted net income during the period.

Adjusted EBITDA: Quarter ended, December 31, 2024

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023

Net (Loss) Income (GAAP)	$(273,242)	$245,731

Adjustments:
Interest expense	13,955	14,667
Deferred income tax (benefit) expense	(59,510)	29,585
DD&A, impairment and accretion	427,651	81,633
Non-cash derivative loss (gain)	86,656	(175,801)
Non-recurring general and administrative expenses	963	409
Stock-based compensation expense	2,548	2,077
Other, net(1,2)	3,806	(7,490)
Adjusted EBITDA (Non-GAAP)	$202,827	$190,811

(1)	For the three months ended December 31, 2024, “Other, net” included approximately $2.0 million related to changes in the Company’s legal reserves for certain litigation and regulatory proceedings. Additionally, “Other, net” included approximately $1.9 million as a result of a write-down of certain of its pipe inventory that the Company does not expect to utilize in its drilling and completion activities.

(2)	For the three months ended December 31, 2023, “Other, net” included $8.3 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization. For more discussion, refer to Note 1 of our consolidated financial statements included in our Annual Report on Form 10-K filing for the year ended December 31, 2024.

Adjusted EBITDA: Year ended, December 31, 2024

(In thousands)

(Unaudited)

	Year Ended December 31, 2024	Year Ended December 31, 2023

Net (Loss) Income (GAAP)	(261,386)	1,470,916

Adjustments:
Interest expense	59,982	57,069
Deferred income tax benefit	(56,077)	(525,156)
DD&A, impairment and accretion	701,244	322,497
Non-cash derivative loss (gain)	253,110	(588,120)
Non-recurring general and administrative expenses	2,524	2,844
Stock-based compensation expense	10,958	8,215
Restructuring costs	—	4,762
Loss on debt extinguishment	13,388	—
Other, net(1,2)	7,336	(27,982)
Adjusted EBITDA (Non-GAAP)	$731,079	$725,045

(1)	For the year ended December 31, 2024, “Other, net” included approximately $4.9 million related to changes in the Company’s legal reserves for certain litigation and regulatory proceedings. Additionally, “Other, net” included approximately $1.9 million as a result of a write-down of certain of its pipe inventory that the Company does not expect to utilize in its drilling and completion activities.

(2)	For the year ended December 31, 2023, “Other, net” included a $26.1 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. For more discussion, refer to Note 1 of our consolidated financial statements included in our Annual Report on Form 10-K filing for the year ended December 31, 2024. Additionally, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.

Adjusted Free Cash Flow: Quarter ended, December 31, 2024

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023

Net cash provided by operating activity (GAAP)	$148,848	$155,501
Adjustments:
Interest expense	13,955	14,667
Non-recurring general and administrative expenses	963	409
Other, net(1,2)	2,602	(8,603)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	67,011	15,748
Accounts receivable - joint interest and other	(5,547)	9,857
Accounts payable and accrued liabilities	(25,184)	2,672
Prepaid expenses	183	571
Other assets	(4)	(11)
Total changes in operating assets and liabilities, net	$36,459	$28,837
Adjusted EBITDA (Non-GAAP)	$202,827	$190,811
Interest expense	(13,955)	(14,667)
Capitalized expenses incurred(3)	(6,721)	(6,794)
Capital expenditures incurred(4,5,6)	(56,941)	(83,904)
Adjusted free cash flow (Non-GAAP)	$125,210	$85,446

(1)	For the three months ended December 31, 2024, “Other, net” included approximately $2.0 million related to changes in the Company’s legal reserves for certain litigation and regulatory proceedings. Additionally, “Other, net” included approximately $1.9 million as a result of a write-down of certain of its pipe inventory that the Company does not expect to utilize in its drilling and completion activities.

(2)	For the three months ended December 31, 2023, “Other, net” included $8.3 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization. For more discussion, refer to Note 1 of our consolidated financial statements included in our Annual Report on Form 10-K filing for the year ended December 31, 2024.

(3)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.

(4)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

(5)	For the three months ended December 31, 2024, includes $0.3 million of non-D&C capital and excludes targeted discretionary acreage acquisitions of $6.0 million.

(6)	For the three months ended December 31, 2023, includes $1.0 million of non-D&C capital and excludes targeted discretionary acreage acquisitions of $23.1 million.

Adjusted Free Cash Flow: Year ended, December 31, 2024

(In thousands)

(Unaudited)

	Year Ended December 31, 2024	Year Ended December 31, 2023

Net cash provided by operating activity (GAAP)	$650,033	$723,181
Adjustments:
Interest expense	59,982	57,069
Non-recurring general and administrative expenses	2,524	2,844
Restructuring costs	—	4,762
Other, net(1,2)	3,328	(34,110)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	33,463	(155,925)
Accounts receivable - joint interest and other	(13,494)	743
Accounts payable and accrued liabilities	(4,067)	126,329
Prepaid expenses	(667)	215
Other assets	(23)	(63)
Total changes in operating assets and liabilities	15,212	(28,701)
Adjusted EBITDA (Non-GAAP)	$731,079	$725,045
Interest expense	(59,982)	(57,069)
Capitalized expenses incurred(3)	(24,712)	(22,911)
Capital expenditures incurred(4,5,6)	(389,574)	(446,202)
Adjusted free cash flow (Non-GAAP)	$256,811	$198,863

(1)	For the year ended December 31, 2024, “Other, net” included approximately $4.9 million related to changes in the Company’s legal reserves for certain litigation and regulatory proceedings. Additionally, “Other, net” included approximately $1.9 million as a result of a write-down of certain of its pipe inventory that the Company does not expect to utilize in its drilling and completion activities.

(2)	For the year ended December 31, 2023, “Other, net” included a $26.1 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. For more discussion, refer to Note 1 of our consolidated financial statements included in our Annual Report on Form 10-K filing for the year ended December 31, 2024. Additionally, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.

(3)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.

(4)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

(5)	For the year ended December 31, 2024, includes $4.3 million of non-D&C capital and excludes targeted discretionary acreage acquisitions of $44.8 million.

(6)	For the year ended December 31, 2023, includes $2.8 million of non-D&C capital and excludes targeted discretionary acreage acquisitions of $48.0 million.

Recurring General and Administrative Expenses:

Quarter ended, December 31, 2024

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2024			Three Months Ended December 31, 2023
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$9,581	$2,548	$12,129	$9,285	$2,077	$11,362
Capitalized general and administrative expense	5,552	1,256	6,808	5,601	1,023	6,624
Non-recurring general and administrative expense	(963)	—	(963)	(409)	—	(409)
Recurring general and administrative before capitalization (Non-GAAP)	$14,170	$3,804	$17,974	$14,477	$3,100	$17,577

Recurring General and Administrative Expenses:

Year ended, December 31, 2024

(In thousands)

(Unaudited)

	Year Ended December 31, 2024			Year Ended December 31, 2023
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$31,600	$10,958	$42,558	$30,385	$8,215	$38,600
Capitalized general and administrative expense	19,940	5,398	25,338	18,764	4,046	22,810
Non-recurring general and administrative expense	(2,524)	—	(2,524)	(2,844)	—	(2,844)
Recurring general and administrative before capitalization (Non-GAAP)	$49,016	$16,356	$65,372	$46,305	$12,261	$58,566